SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 5, 2002 (February 4, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File	(I.R.S. Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE / EARNINGS RESULTS

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

None required

     (b)  Pro forma financial information.

None required

     (c)  Exhibits.

99.1	Copy of press release regarding the Company’s participation in UBS Warburg Global Healthcare Services Conference issued by the Company on February 4, 2002.

99.2	Copy of press release regarding the Company’s fourth quarter and year ended December 31, 2001 earnings results issued by the Company on February 4, 2002.

Item 9. Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued two press releases on Monday, February 4, 2002. The first press release announced that the Company would participate in the UBS Warburg Global Healthcare Services Conference to be held February 7, 2002 in New York, NY. The second press release announced the Company’s fourth quarter and year ended December 31, 2001 earnings results. See the press releases attached as Exhibit 99.1 and 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ William F. Carpenter III William F. Carpenter III Senior Vice President and General Counsel

Date: February 5, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Copy of press release regarding the Company’s participation in UBS Warburg Global Healthcare Services Conference issued by the Company on February 4, 2002.

99.2	Copy of press release regarding the Company’s fourth quarter and year ended December 31, 2001 earnings results issued by the Company on February 4, 2002.

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